UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2019

LANNETT COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31298	23-0787699
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 State Road
Philadelphia, PA 19136
(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2019, the Board of Directors of Lannett Company, Inc. (the “Company”) adopted and approved, effective immediately, amended and restated bylaws (as amended, the “Amended and Restated Bylaws”) of the Company to, among other things: (i) revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company, including, among other things, reducing the required advance notice for stockholder proposals and director nominations from 120 days to 90 days prior to the anniversary of the immediately preceding annual meeting; (ii) provide procedures relating to action by stockholders to be taken by written consent; (iii) provide that the chairman of a stockholder meeting may adjourn any meeting of stockholders for any reason, whether or not there is a quorum present; (iv) allow for stockholder meetings by means of remote communication; (v) effectuate an election to be governed by Section 141(c)(2) of the Delaware General Corporation Law, which provides, among other things, greater flexibility with respect to the authority of committees of the Board of Directors; (vi) clarify that vacancies on the Board of Directors may only be filled by the Board of Directors; and (vii) make certain other administrative, clarifying and conforming changes.

The foregoing description of the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 8.01                                           Other Events

Pursuant to the Amended and Restated Bylaws, stockholder proposals and director nominations to be brought before the Company’s 2020 Annual Meeting of Stockholders (other than stockholder proposals submitted in accordance with Rule 14a-8 under the Exchange Act) must be received by the Company no later than October 25, 2019, superseding the deadline for such notices that was included on page 49 of the Company’s definitive proxy statement for the 2019 Annual Meeting filed with the Securities and Exchange Commission on December 10, 2018.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Lannett Company, Inc., effective January 23, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANNETT COMPANY, INC.

By:	/s/ Samuel H. Israel
Chief Legal Officer and General Counsel
Date: January 24, 2019

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